Trade Receivables	6 Months Ended
Jun. 30, 2020
Trade Receivables
Trade Receivables

Trade receivables

Trade receivables are mainly attributable to the sale of Ameluz®, the PDT-lamp BF-RhodoLED®, Xepi® and the medical cosmetic product Belixos®. It is expected that all trade receivables will be settled within twelve months of the balance sheet date.

Value adjustments for doubtful accounts were made in the amount of EUR 53 thousand (previous year: EUR 43 thousand). As in the previous year, there were no overdue, non-adjusted receivables in significant amounts on the reporting date.

Of the receivables, EUR 160 thousand (previous year: EUR 153 thousand) relate to finance leases for PDT-lamps.